UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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of the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

JATT ACQUISITION CORP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF JATT ACQUISITION CORP
c/o Maples Corporate Services Limited,
PO Box 309, Ugland House,
Grand Cayman, KY1-1104, Cayman Islands
December 6, 2022
Dear Shareholders:
You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of JATT Acquisition Corp, a Cayman Islands exempted company (the “Company,” “JATT,” “we,” “us” or “our”), to be held on January 12, 2023 at 10:00 a.m., Eastern Time or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. This Extraordinary General Meeting is being held in lieu of the 2023 annual general meeting, and shareholders will have the opportunity to present questions to management at the Company. The formal meeting notice and proxy statement for the Extraordinary General Meeting are attached.
The Extraordinary General Meeting will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/JATTacquisition/2023 and entering the 12 digit control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the Extraordinary General Meeting is at the offices of Loeb & Loeb, LLP, located at 345 Park Avenue, New York, NY 10154, United States of America.
The attached Notice of the Extraordinary General Meeting and proxy statement describe the business JATT will conduct at the Extraordinary General Meeting (unless JATT determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement) and provide information about JATT that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated December 6, 2022, and is first being mailed to shareholders on or about that date, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:
Proposal 1 — The Extension Amendment Proposal: A proposal to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “Articles” or “Current Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months from January 16, 2023 (the “Current Termination Date”) to April 17, 2023 (the termination date as so extended, the “Extended Termination Date”) (we refer to this proposal as the “Extension Amendment Proposal”); and
Proposal 2 — The Adjournment Proposal: A proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).
Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

We hope you can join us. JATT will also be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:
US Toll Free	1-800-450-7155
International Toll (Standard rates apply)	1-857-999-9155
Participant Passcode	7542740#
Live Webcast: https://www.cstproxy.com/JATTacquisition/2023
Even if you are planning to attend the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.
The Notice of the Extraordinary General Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter are also available from our proxy solicitor at Alliance Advisors, LLC, the Company’s proxy solicitor, toll-free at (844) 717-2302 or email at JATT@allianceadvisors.com.
The purpose of the Extension Amendment is to allow the Company an option to further extend the time to complete a business combination (the “Combination Period”). The Company’s IPO prospectus dated July 13, 2021, and the Current Charter provides that the Company had until January 16, 2023 (i.e., 18 months from the closing of its IPO) to complete its initial business combination.
As previously announced, on June 16, 2022, JATT entered into a Business Combination Agreement, as amended on September 20, 2022 and as further amended on November 14, 2022 (as it may be amended, supplemented or otherwise modified from time to time) (the “Business Combination Agreement” or “BCA”), by and among JATT, JATT Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of JATT (“Merger Sub”), JATT Merger Sub 2, a Cayman Islands exempted company and wholly owned subsidiary of JATT (“Merger Sub 2”), Zura Bio Holdings Ltd, a Cayman Islands exempted company (“Holdco”) (to become a party before Closing, as described below) and Zura Bio Limited, a limited company incorporated under the laws of England and Wales (“Zura”).
Pursuant to the Business Combination Agreement, (a) before the closing of the Business Combination (as defined below) (the “Closing” and the date on which the Closing actually occurs, the “Closing Date”), (a) Holdco will be established as a new holding company of Zura and will become a party to the Business Combination Agreement; and (b) on the Closing, in sequential order: (i) Merger Sub will merge with and into Holdco, with Holdco continuing as the surviving company and a wholly owned subsidiary of JATT (the “Merger”); (ii) immediately following the Merger, Holdco will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving company and a wholly owned subsidiary of JATT (the “Subsequent Merger”); and (iii) JATT will change its name to “Zura Bio Limited”.
The total consideration to be received by securityholders of Holdco at the Closing will be newly issued JATT Class A Ordinary Shares (or options to purchase such shares) with an aggregate value equal to $165 million (the “Merger Consideration”).
The Company and parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before January 16, 2023 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholders’ approval of, and to consummate, the Business Combination. If the Extension Amendment Proposal is approved, prior to filing an amendment to the Articles in the Cayman Islands to effectuate the Extension and Extended Termination Date, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit (a “Contribution”) into the Company’s trust account at Continental Stock Transfer and Trust Company (“Trust Account”) of the lesser of (a) $200,000 or (b) $0.06 for each public Class A ordinary share (as defined below) that is not redeemed in connection with the Extraordinary General Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by JATT to the Lender. The Contribution will be repayable by the Company

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to Sponsor only upon consummation of the Business Combination. The loans will be forgiven by Sponsor if the Company is unable to consummate the Business Combination before the Extended Termination Date except to the extent of any funds held outside of the Trust Account. The Extension Amendment Proposal is more fully described in the accompanying Proxy Statement.
Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination for an additional three months from January 16, 2023 to April 17, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.
You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.
If our Board of Directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.
In connection with the Extension Amendment, public shareholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay any applicable franchise and income taxes divided by the number of then outstanding public shares (the “Withdrawal Amount”), regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to a vote by the shareholders, subject to any limitations set forth in our Current Charter, as amended by the Extension Amendment.
However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $140.3 million of marketable securities as of September 30, 2022. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by April 17, 2023 (if extended to the maximum time allowed). Our sponsor, our officers and directors and our other initial shareholders, own an aggregate of 3,450,000 of our Ordinary Shares, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and our sponsor owns 5,910,000 private placement warrants, which we refer to as the “Private Warrants,” that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO. If a business combination is not completed by the Extended Termination Date, the Founder Shares and the Private Warrants held by the Sponsor will become worthless.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting (or January 10, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
As of September 30, 2022, there was approximately $140.3 million in the Trust Account. If the Extension Amendment Proposal is approved and the Company extends the Combination Period from January 16, 2023 to April 17, 2023, the redemption price per share at the meeting for the Business Combination

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or the Company’s subsequent liquidation will be approximately $10.17 per share (assuming no redemptions and without taking into account any interest).
If the Extension Amendment Proposal is not approved and we do not consummate a business combination by January 16, 2023, as contemplated by our IPO prospectus and in accordance with the Company’s Current Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of the Company’s winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial shareholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Warrants.
As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The Company’s IPO registration statement became effective on July 16, 2021. JATT’s IPO was consummated on July 16, 2021. Due to this uncertainty, the Company intends to convert all of the assets held in the Trust Account into cash prior to April 17, 2023.
Our board has fixed the close of business on November 28, 2022 as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
We know that many of our shareholders will be unable to attend the Extraordinary General Meeting. We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting. Whether or not you plan to participate by virtual attendance at the Extraordinary General Meeting, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting. Regardless of the number of the Ordinary Shares you own, your virtual attendance or by proxy is important for quorum purposes and your vote is important for proper corporate action.
After careful consideration of all relevant factors, the Company’s Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment at the Extraordinary General Meeting. Whether or not you plan to participate virtually in the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in JATT Acquisition Corp.
Sincerely,
/s/ Someit Sidhu

Someit Sidhu
Chief Executive Officer and
Chairman of Board of Directors
December 6, 2022

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JATT ACQUISITION CORP
c/o Maples Corporate Services Limited,
PO Box 309, Ugland House,
Grand Cayman, KY1-1104, Cayman Islands
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY [•], 2023
December 6, 2022
To the Shareholders of JATT Acquisition Corp:
NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of JATT Acquisition Corp, a Cayman Islands exempted company (the “Company”), will be held on January 12, 2023, at 10:00 a.m. Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. This Extraordinary General Meeting is being held in lieu of the 2023 annual general meeting. For purposes of the Company’s Amended and Restated Memorandum and Articles of Association, the physical place of the Extraordinary General Meeting shall be at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, United States of America. You will be able to attend, vote your shares, and submit questions during the Extraordinary General Meeting via a live webcast available at https://www.cstproxy.com/Jattacquisition/2023. We hope you can join us.
JATT will also be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:
US Toll Free	1-800-450-7155
International Toll (Standard rates apply)	1-857-999-9155
Participant Passcode	7542740#
Live Webcast: https://www.cstproxy.com/jattacquisition/2023
The purpose of the Extraordinary General Meeting will be to consider and vote upon the following proposals:
Proposal 1 — The Extension Amendment Proposal: a proposal to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “Articles” or “Current Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months from January 16, 2023 (the “Current Termination Date”) to April 17, 2023 (the termination date as so extended, the “Extended Termination Date”)
Proposal 2 — The Adjournment Proposal — a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).
The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
If the Extension Amendment Proposal is approved, prior to filing an amendment to the Articles in the Cayman Islands to effectuate the Extension and Extended Termination Date, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit (a “Contribution”) into the Company’s trust account at Continental Stock Transfer and Trust Company (“Trust Account”) of the lesser of (a) $200,000 or (b) $0.06 for each public Class A ordinary share (as defined below) that is not redeemed in connection with the Extraordinary General Meeting, in exchange for a noninterest bearing, unsecured promissory note issued by JATT to the Lender.

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The Contribution will be repayable by the Company to Sponsor only upon consummation of the Business Combination. The loans will be forgiven by Sponsor if the Company is unable to consummate the BusinessCombination before the Extended Termination Date except to the extent of any funds held outside of the Trust Account.
The Board has fixed the close of business on November 28, 2022 as the record date for the Extraordinary General Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.
Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.
It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact our proxy solicitor at Alliance Advisors, LLC, the Company’s proxy solicitor, toll-free at (844) 717-2302 or email at JATT@allianceadvisors.com.
By Order of the Board of Directors
/s/ Someit Sidhu

Chief Executive Officer and Chairman of Board of Directors
December 6, 2022

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IMPORTANT
WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 12, 2023: THIS NOTICE OF MEETING, THE ACCOMPANY PROXY STATEMENT AND PROXY CARD TO THE SHAREHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/JATTacquisition/2023. FOR BANKS AND BROKERS, THE NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT ARE AVAILABLE AT https://www.cstproxy.com/JATTacquisition/2023/proxy.

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PRELIMINARY PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 12, 2023
FIRST MAILED ON OR ABOUT DECEMBER 6, 2022
Date, Time and Place of the Extraordinary General Meeting
This proxy is solicited by the Board of Directors (the “Board”) of JATT Acquisition Corp ( the “Company,” “JATT,” or “we”), a Cayman Islands exempted company, in connection with the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) to be held on January 12,, 2023 at 10:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting.
The Company will be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:
US Toll Free	1-800-450-7155
International Toll	1-857-999-9155
Participant Passcode	7542740#
Live Webcast: https://www.cstproxy.com/jattacquisition/2023
The principal executive office of the Company is c/o Maples Corporate Services Limited,
PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands , and its telephone number, including area code, is +44 7706 732212.
This Proxy Statement is dated December 6, 2022 and is first being mailed to stockholders on or about December 6, 2022.
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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JATT’s ability to complete the Business Combination;

•
the anticipated benefits of the Business Combination;

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the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of JATT; and

•
the use of funds not held in the Trust Account (as described herein) or available to JATT from interest income on the Trust Account balance.

While forward-looking statements reflect JATT’s good faith beliefs, they are not guarantees of future performance. JATT disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. For a further discussion of these and other factors that could cause JATT’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in JATT’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2022, in JATT’s registration statement on Form S-4, as amended from time to time, initially filed with the SEC on August 22, 2022 and in other reports JATT files with the SEC. All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.
You should not place undue reliance on any forward-looking statements, which are based only on information currently available to JATT (or to third parties making the forward-looking statements).
RISK FACTORS
You should consider carefully all of the risks described in our (i) IPO Prospectus, and (ii) the Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 11, 2022, (iii) the the Registration Statement on Form S-4, as amended from time to time, initially filed with the SEC on August 22, 2022 and (iv) ther reports JATT files with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Rule Proposals described below.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that anticipates completing its Business Combination within 24 months after the effective date of the IPO Registration Statement. We expect to complete our initial Business Combination within 24 months of such date. Regardless, it is possible that a claim could be made that we have been operating as an unregistered investment company.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.
We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.
JATT’s sponsor, JATT Ventures, LP, a Cayman Islands exempted company, is controlled by non-US residents. JATT is therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as JATT’s sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non- controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If JATT’s potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, JATT may determine that JATT is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent JATT from pursuing certain initial business combination opportunities that JATT believes would otherwise be beneficial to it and its shareholders. As a result, the pool of potential targets with which JATT could complete an initial business combination maybe limited and JATT may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If JATT cannot complete our initial business combination by January 16, 2023 or if the Extension is not approved until April 17, 2023, because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, JATT may be required to liquidate. If JATT liquidates, JATT’s public shareholders may only receive approximately $10.17 per share, and its warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Q:   Why am I receiving this Proxy Statement?
A:   We are a blank check company incorporated on January 14, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On July 16, 2021, we consummated our IPO from which we derived gross proceeds of $138,000,000. Like many blank check companies, our Memorandum and Articles of Association provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, January 16, 2023). Our board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate a business combination to April 17, 2023 in order to allow us and our board to evaluate, negotiate and enter into an initial business combination, and subsequently our shareholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting these proposals to our shareholders to vote upon.
Q:   What is being voted on?
A:   You are being asked to vote on:
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a proposal to amend our Articles to extend (the “Extension Amendment Proposal”) the date by which we have to consummate our initial business combination from January 16, 2023 to April 17, 2023 (the “Extension Amendment”); and

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a proposal to approve the adjournment (the “Adjournment”) of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.
We are not asking you to vote on any proposed business combination at this time. The Company and parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before January 16, 2023 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholders’ approval of, and to consummate, the Business Combination. If the Extension Amendment is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension.
If the Extension Amendment Proposal is approved, the approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.
We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved, prior to filing an amendment to the Articles in the Cayman Islands to effectuate the Extension and Extended Termination Date, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a Contribution into the

Company’s Trust Account of the lesser of (a) $200,000 or (b) $0.06 for each public Class A ordinary share that is not redeemed in connection with the Extraordinary General Meeting, in exchange for a non-interest bearing unsecured promissory note issued by JATT to the Lender.
The Contribution will be repayable by the Company to Sponsor only upon consummation of the Business Combination. The loans will be forgiven by Sponsor if the Company is unable to consummate the Business Combination before the Extended Termination Date except to the extent of any funds held outside of the Trust Account.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $140.3 million that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by January 16, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Q:   Why is the Company proposing the Extension Amendment Proposal?
A:   Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before January 16, 2023. As we explain below, we may not be able to complete the Business Combination by that date.
We are asking for an extension of this timeframe in order to have sufficient time to complete the Business Combination, which our board believes is in the best interest of our shareholders.
Accordingly, our board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must: (1) consummate our Business Combination, (2) cease our operations except for the purpose of winding up if we fail to complete such Business Combination, and (3) redeem all the public shares, from January 16, 2023 to April 17, 2023.
Q:   Why should I vote “FOR” the Extension Amendment Proposal?
A:   Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before January 16, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
The Extension Amendment Proposal would give us the opportunity to complete the Business Combination, which our board believes in the best interests of the shareholders. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed Business Combination in the future and the right to redeem your public shares in connection with such initial business combination.
Our board recommends that you vote in favor of the Extension Amendment Proposal.
Q:   Why should I vote “FOR” the Adjournment Proposal?
A:   If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.
If presented, our board recommends that you vote in favor of the Adjournment Proposal.
Q:   When would the Board abandon the Extension Amendment Proposal?
A:   Our board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. Additionally, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment.
Q:   How do the Company insiders intend to vote their shares?
A:   Our Sponsor and officers and directors own 3,450,000 founder shares. Such founder shares represent approximately 20% of our issued and outstanding ordinary shares.
The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal.
Q:   What vote is required to adopt the Extension Amendment Proposal?
A:   The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3’s) of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:   What vote is required to approve the Adjournment Proposal?
A:   The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
Q:   What if I do not want to vote “FOR” the Extension Amendment Proposal?
A:   If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.
Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal.
Q:   What happens if the Extension Amendment Proposal is not approved?
A:   If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by January 16, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Q:   If the Extension Amendment Proposal is approved, what happens next?
A:   We will continue our efforts to consummate the Business Combination. Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor, our directors and our officers as a result of their ownership of the founder shares.
If the Extension Amendment Proposal is approved but we do not complete the Business Combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal were not approved, as described above.
Q:   What happens to the Company warrants if the Extension Amendment Proposal is not approved?
A:   There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Q:   What happens to the Company warrants if the Extension Amendment Proposal is approved?
A:   If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Q:   How are the funds in the Trust Account currently being held?
A:   With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only within U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, or July 16, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation, in order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act of 1940. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the

Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire and become worthless.
Q:   If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?
A:   If you do not elect to redeem your shares at this time, you will still be able to exercise redemption rights in respect of any future Business Combination subject to any limitations set forth in our Articles.
Q:   How do I change my vote?
A:   You may change your vote by sending a later-dated, signed proxy card to our Secretary at                  , so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.
Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Any shareholder wishing to attend the virtual meeting should register for the meeting by January 5, 2023 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:
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If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to https://www.cstproxy.com/JATTacquisition/2023, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:   How are votes counted?
A:   Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Island law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
Q:   If my shares are held in “street name,” will my broker automatically vote them for me?
A:   No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
Q:   What is a Quorum requirement?
A:   A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 8,625,001 ordinary shares would be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.
Q:   Who can vote at the Extraordinary General Meeting?
A:   Only holders of record of our ordinary shares at the close of business on November 28, 2022 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 17,250,000 ordinary shares were outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:   Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?
A:   Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment, and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.
Q:   What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
A:   Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting  —  Interests of our Sponsor, Directors and Officers.”
Q:   Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal?
A:   Our shareholders do not have dissenters’ rights in connection with the Extension Amendment Proposal under Cayman Islands law.
Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal.
Q:   What do I need to do now?
A:   We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
Q:   How do I vote?
A:   If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.
Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:   How do I redeem my ordinary shares?
A:   Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.
In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to

Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on January 10, 2023 (two business days before the Extraordinary General Meeting).
Q:   What amount will holders receive upon consummation of the Business Combination or liquidation if the Extension Proposal is approved?
A:   If the Extension Amendment Proposal is approved, prior to filing an amendment to the Articles in the Cayman Islands to effectuate the Extension and Extended Termination Date, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a Contribution into the Company’s Trust Account of the lesser of (a) $200,000 or (b) $0.06 for each public Class A ordinary share that is not redeemed in connection with the Extraordinary General Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by JATT to the Lender.
The Contribution will bear no interest and will be repayable by the Company to Sponsor only upon consummation of the Business Combination. The loans will be forgiven by Sponsor if the Company is unable to consummate the Business Combination before the Extended Termination Date except to the extent of any funds held outside of the Trust Account.
Q:   How do I withdraw my election to redeem my ordinary shares?
A:   If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).
Q:   What should I do if I receive more than one set of voting materials?
A:   You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Q:   Who is paying for this proxy solicitation?
A:   We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Alliance Advisors, LLC a fee of $15,000. We will also reimburse Alliance Advisors, LLC for reasonable out-of-pocket expenses and will indemnify Alliance Advisors, LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Q:   Who can help answer my questions?
A:   If you have questions about the proposals or if you need additional copies of the Proxy Statement, or the enclosed proxy card, you should contact our proxy solicitor: Alliance Advisors, LLC, toll-free at (844) 717-2302 or email at JATT@allianceadvisors.com.
If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”
EXTRAORDINARY GENERAL MEETING OF JATT SHAREHOLDERS
This proxy statement is being provided to JATT shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of JATT Shareholders to be held on January 12, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about December 6, 2022 to all shareholders of record of JATT as of November 28, 2022, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.
Date, Time and Place of Extraordinary General Meeting
The Extraordinary General Meeting will be conducted via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/JATTAcquisition/2023 and entering the 12 digit control number included on your proxy card. We are pleased to utilize the virtual general meeting technology to (i) provide ready access and cost savings for our shareholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Memorandum and Articles of Association of the Company, the physical location of the Extraordinary General Meeting is at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, NY 10154, United States of America, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. We hope you can join us.
At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:
JATT will also be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:
US Toll Free	1-800-450-7155
International Toll	1-857-999-9155
Participant Passcode	7542740#
Live Webcast: https://www.cstproxy.com/jattacquisition/2023
While Shareholders may attend the Extraordinary General Meeting in person at the meeting location, we strongly encourage the Shareholders to attend the meeting virtually or by telephone.

The Proposals at the Extraordinary General Meeting
At the Extraordinary General Meeting, you will be asked to consider and vote upon the following proposals:
1.
Proposal 1 — The Extension Amendment Proposal: A proposal to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “Articles” or “Current Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months from January 16, 2023 (the “Current Termination Date”) to April 17, 2023 (the termination date as so extended, the “Extended Termination Date”).

2.
Proposal 2 — The Adjournment Proposal — a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment is to allow the Company an option to further extend the time to complete a business combination (the “Combination Period”). The Company’s IPO prospectus dated July 13, 2021, and the Current Charter provides that the Company had until January 16, 2023 (i.e., 18 months from the closing of its IPO) to complete its initial business combination.
If the Extension Amendment Proposal is approved, prior to filing an amendment to the Articles in the Cayman Islands to effectuate the Extension and Extended Termination Date, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a Contribution into the Company’s Trust Account of the lesser of (a) $200,000 or (b) $0.06 for each public Class A ordinary share that is not redeemed in connection with the Extraordinary General Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by JATT to the Lender.
The Contribution will be repayable by the Company to Sponsor only upon consummation of the Business Combination. The loans will be forgiven by Sponsor if the Company is unable to consummate the Business Combination before the Extended Termination Date except to the extent of any funds held outside of the Trust Account.
As previously announced on June 16, 2022, JATT entered into a Business Combination Agreement, as amended on September 20, 2022 and as further amended on November 14, 2022 (as it may be amended, supplemented or otherwise modified from time to time) (the “Business Combination Agreement” or “BCA”), by and among JATT, JATT Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of JATT (“Merger Sub”), JATT Merger Sub 2, a Cayman Islands exempted company and wholly owned subsidiary of JATT (“Merger Sub 2”), Zura Bio Holdings Ltd, a Cayman Islands exempted company (“Holdco”) (to become a party before Closing, as described below) and Zura Bio Limited, a limited company incorporated under the laws of England and Wales (“Zura”).
Pursuant to the Business Combination Agreement, (a) before the closing of the Business Combination (as defined below) (the “Closing” and the date on which the Closing actually occurs, the “Closing Date”), (a) Holdco will be established as a new holding company of Zura and will become a party to the Business Combination Agreement; and (b) on the Closing, in sequential order: (i) Merger Sub will merge with and into Holdco, with Holdco continuing as the surviving company and a wholly owned subsidiary of JATT (the “Merger”); (ii) immediately following the Merger, Holdco will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving company and a wholly owned subsidiary of JATT (the “Subsequent Merger”); and (iii) JATT will change its name to “Zura Bio Limited”.
The total consideration to be received by securityholders of Holdco at the Closing will be newly issued JATT Class A Ordinary Shares (or options to purchase such shares) with an aggregate value equal to $165 million (the “Merger Consideration”).
The Company and parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S.

Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before January 16, 2023 (its Current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholders’ approval of, and to consummate, the Business Combination. The Extension Amendment Proposal is more fully described in the accompanying Proxy Statement.
Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination for an additional three months from January 16, 2023 to April 17, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.
Voting Rights and Revocation of Proxies
The record date with respect to this solicitation is the close of business on November 28, 2022 (the “Record Date”) and only shareholders of record on that day will be entitled to vote at the Extraordinary General Meeting and any adjournment or adjournments thereof.
The Company’s ordinary shares (the “Ordinary Shares”) represented by all validly executed proxies received in time to be taken to the Extraordinary General Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either by a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about December 6, 2022.
Dissenters’ Right of Appraisal
Holders of our Ordinary Shares do not have appraisal rights under the laws of Cayman Islands and under the governing documents of the Company in connection with this solicitation.
Outstanding Shares and Quorum
The number of outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting is 17,250,000. Each Ordinary Share is entitled to one vote. The presence by proxy or virtual attendance at the Extraordinary General Meeting of the holders of not less than fifty percent of the votes of the Ordinary Shares entitled to vote will constitute a quorum. There is no cumulative voting under the laws of Cayman Islands or the governing documents of the Company. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.
Broker Non-Votes
Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, the bank or brokerage firm will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.
Proposal 1 — The Extension Amendment is a matter that we believe will be considered “non-routine.”
Proposal 2 — The Adjournment is a matter that we believe will be considered “routine.”
Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.
Required Votes for Each Proposal to Pass
Assuming the presence of a quorum at the Extraordinary General Meeting:
Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of at least two-thirds (2/3’s) of the shares by virtual attendance or by proxy which were present at the Extraordinary General Meeting and were voted.	No

Proposal	Vote Required	Broker Discretionary Vote Allowed
Adjournment	Majority of the shares represented by virtual attendance or by proxy which were present at the Extraordinary General Meeting and were voted	Yes
Abstentions and broker non-votes will have no effect on the vote for each of the proposals.
Voting Procedures
Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your proxy card shows the number of our Ordinary Shares that you own.
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You can vote your shares in advance of the Extraordinary General Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

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You can participate in the Extraordinary General Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your Ordinary Shares.

Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Alliance Advisors, LLC a fee of $15,000. We will also reimburse Alliance Advisors, LLC for reasonable out-of-pocket expenses and will indemnify Alliance Advisors, LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Delivery of Proxy Materials to Households
Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future Extraordinary General Meetings of the Company, please specify such request to our proxy solicitor: Alliance Advisors, LLC, toll-free at (844) 717-2302 or email at JATT@allianceadvisors.com.
If you share an address with at least one other shareholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request to our proxy solicitor: Alliance Advisors, LLC, toll-free at (844) 717-2302 or email at JATT@allianceadvisors.com.
Conversion Rights
Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Extraordinary General Meeting. Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Ordinary Shares as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Extraordinary General Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $140.3 million on September 30, 2022, the estimated per share conversion price would have been approximately $10.17.
In order to exercise your conversion rights, you must:
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submit a request in writing prior to 5:00 p.m., Eastern time on January 10, 2023 (two business days before the Extraordinary General Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
and
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deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Extension Amendment Proposal. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.
If you exercise your conversion rights, your ordinary shares will cease to be outstanding immediately prior to the Extraordinary General Meeting (assuming the Extension Amendment Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust

Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.
If the Extension Amendment is not approved and we do not consummate an initial business combination by January 16, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and our warrants will expire worthless.
Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

PROPOSAL 1: THE EXTENSION AMENDMENT
The proposed Extension Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension for an additional three months from January 16, 2023 (the “Current Termination Date”) to April 17, 2023 (the termination date as so extended, the “Extended Termination Date”). Initially, the Company had until January 16, 2023 to complete its initial business combination.
The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. We will not effect the Extension Amendment if the redemption of public shares in connection therewith would cause us to have net tangible assets of less than $5,000,001 and we will move to liquidate the Trust Account and dissolve the Company promptly after the Extraordinary General Meeting.
Reasons for the Proposed Extension Amendment
The Company is proposing to amend its charter to allow the Company to extend the time the Company has to consummate a business combination for an additional three months from January 16, 2023 to April 17, 2023.
As previously announced on June 16, 2022, JATT entered into a Business Combination Agreement, as amended on September 20, 2022 and as further amended on November 14, 2022 (as it may be amended, supplemented or otherwise modified from time to time) (the “Business Combination Agreement” or “BCA”), by and among JATT, JATT Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of JATT (“Merger Sub”), JATT Merger Sub 2, a Cayman Islands exempted company and wholly owned subsidiary of JATT (“Merger Sub 2”), Zura Bio Holdings Ltd, a Cayman Islands exempted company (“Holdco”) (to become a party before Closing, as described below) and Zura Bio Limited, a limited company incorporated under the laws of England and Wales (“Zura”).
Pursuant to the Business Combination Agreement, (a) before the closing of the Business Combination (as defined below) (the “Closing” and the date on which the Closing actually occurs, the “Closing Date”), (a) Holdco will be established as a new holding company of Zura and will become a party to the Business Combination Agreement; and (b) on the Closing, in sequential order: (i) Merger Sub will merge with and into Holdco, with Holdco continuing as the surviving company and a wholly owned subsidiary of JATT (the “Merger”); (ii) immediately following the Merger, Holdco will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving company and a wholly owned subsidiary of JATT (the “Subsequent Merger”); and (iii) JATT will change its name to “Zura Bio Limited.”
The total consideration to be received by securityholders of Holdco at the Closing will be newly issued JATT Class A Ordinary Shares (or options to purchase such shares) with an aggregate value equal to $165 million (the “Merger Consideration”).
The Company and parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before January 16, 2023 (its Current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination.
If the Extension Amendment Proposal is approved, prior to filing an amendment to the Articles in the Cayman Islands to effectuate the Extension and Extended Termination Date, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a Contribution into the Company’s Trust Account of the lesser of (a) $200,000 or (b) $0.06 for each public Class A ordinary share that is not redeemed in connection with the Extraordinary General Meeting, in exchange for a non-interest bearing, unsecured promissory note issued by JATT to the Lender.
The Contribution will be repayable by the Company to Sponsor only upon consummation of the Business Combination. The loans will be forgiven by Sponsor if the Company is unable to consummate the Business Combination before the Extended Termination Date except to the extent of any funds held outside of the Trust Account.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by January 16, 2023, as contemplated by our IPO prospectus and in accordance with our Current Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest earned thereon that is released to us), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of Cayman Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless when we wind up.
As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The Company’s IPO registration statement became effective on July 13, 2021. Due to this uncertainty, the Company intends to convert all of the assets held in the Trust Account into cash prior to April 17, 2023.
Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination for an additional three months from January 16, 2023 to April 17, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.
Interests of Certain Persons in the Business Combination
When you consider the recommendation of the Board in favor of adoption of the Extension Amendment Proposal, you should keep in mind that the Company’s Sponsor, directors and officers and their affiliates (collectively, “Initial Shareholders”) have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:
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If an initial business combination is not completed by January 16, 2023, whether with Sponsor or with any other entity, the Company will be required to liquidate. In such event, 3,450,000 Ordinary Shares held by the Initial Shareholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such Ordinary Shares had an aggregate market value of approximately $35.1 million based on the closing price of Ordinary Shares of $10.17 per share on The New York Stock Exchange (“NYSE”) as of December 5, 2022. The Initial Shareholders waived their redemption rights and liquidation rights in connection with the purchase of the Founder Shares and no other consideration was paid for such agreement.

•
If an initial business combination is not completed by January 16, 2023, whether with Sponsor or with any other entity, the Company will be required to liquidate. In such event, the 5,910,000 Private Warrants purchased by the Sponsor for a total purchase price of $5,910,000, will be worthless. Such Private Warrants had an aggregate market value of approximately $584,499 based on the closing price of public warrants of $0.0989 on NYSE as of December 5, 2022. The Sponsor waived its redemption rights and liquidation rights in connection with the purchase of the Founder Shares and the Private Warrants, and no other consideration was paid for such agreement.

•
The exercise of the Company’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interest.

•
The Sponsor will be liable under certain circumstances described in the IPO prospectus to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. If the Company consummates a business combination, on the other hand, JATT will be liable for all such claims.

•
The Sponsor and the Company’s officers and directors and their affiliates are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Business Combination is not completed by January 16, 2023, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses, and the Sponsor and the Company’s officers and directors and their affiliates will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital if the Business Combination or another business combination is not completed within the allotted time period. As of the date hereof, none of the Sponsor, the Company’s officers and directors or their affiliates are owed out-of-pocket expenses for which they are awaiting reimbursement.

•
the Sponsor agreed to loan JATT an aggregate of up to $300,000 in a working capital loan to cover expenses related to the Business Combination pursuant to a promissory note, dated May 11, 2022 (the “Note”). This loan is non-interest bearing. At September 30, 2022, $300,000 was outstanding under the Note. At Lender’s option, upon the Closing such Note may be repaid out of the proceeds of the trust account that holds a portion of the proceeds of the IPO and the concurrent sale of the Private Placement Warrants released to JATT or converted into warrants of the post-Business Combination entity at a price of $1.00 per warrant, such warrants to be identical to the Private Placement Warrants. If an initial business combination is not completed by January 16, 2023, we will repay such amounts only from funds held outside of the Trust Account. Such warrants have an aggregate market value of approximately $29,670 based on the closing price of the Public Warrants of $0.0989 on the NYSE on December 5, 2022.

•
the anticipated continuation of Dr. Someit Sidhu, JATT’s Chairman and Chief Executive Officer, as Chief Executive Officer and a director of the post-Business Combination company, and Javier Cote-Sierra, a JATT director, as an officer, and Arnout Ploos van Amstel, a JATT director, as a director of the post-Business Combination company following the Closing. As such, in the future, Dr.Sidhu, Dr. Cote-Sierra and Mr. Ploos van Amstel will receive any cash fees, stock options or stock awards that New JATT’s board of directors determines to pay to its non-executive directors.

•
The Business Combination Agreement provides for the continued indemnification of the Company’s current directors and officers and the continuation of directors and officers liability insurance covering the Company’s current directors and officers.

•
The Company’s officers and directors may make loans from time to time to the Company to fund certain capital requirements. As of the date hereof, no such loans have been made, but loans may be made after the date hereof. If the Business Combination with Sponsor is not consummated, the loans would not be repaid and would be forgiven except to the extent there are funds available to the Company outside of the Trust Account;

•
The Sponsor and its affiliates can earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return in the combined company following the Business Combination. For example, if the share price of the ordinary shares declined to $5.00 per share after the close of the Business Combination, the Company’s public shareholders that purchased shares in the initial public offering would have a loss of $5.00 per share, while the Company’s Sponsor would have a gain of $4.98 per share because it acquired the founder shares for a nominal amount.

Required Vote
Approval of the Extension Proposal requires a special resolution under the Companies Act, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension Proposal is not approved, the Sponsor determines not to fund any additional extension as permitted by the Charter, and we do not consummate an initial business combination by the Original Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
If your shares are held in “street name”, your broker, bank, custodian, or other nominee holder cannot vote your shares on the Extension Amendment Proposal, unless you direct the holder how to vote, by marking your vote instruction card. Abstentions and broker non-votes will have no effect on the vote for the proposal.
You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.
Recommendation
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
Required Vote
The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Recommendation
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Board will approve and declare advisable adoption of the Adjournment Proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BUSINESS OF JATT AND CERTAIN INFORMATION ABOUT JATT
References in this section to “we,” “our,” or “us” refer to JATT Acquisition Corp.
General
JATT is a Cayman Islands exempted company incorporated on March 10, 2021 for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.
IPO and Private Placement
On March 22, 2021, the Sponsor purchased 4,312,500 founder shares, which are Class B Ordinary Shares, for an aggregate purchase price of $25,000, or approximately $0.006 per share. On June 14, 2021, the Sponsor effected a surrender of 862,500 founder shares to us for no consideration, resulting in a decrease in the total number of founder shares outstanding from 4,312,500 to 3,450,000. Prior to the investment in JATT of $25,000 by the Sponsor JATT had no assets, tangible or intangible. The per share purchase price of the founder shares was determined by dividing the amount of cash contributed to the company by the aggregate number of founder shares issued. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of the IPO offering. JATT’s Initial Shareholders currently own an aggregate of 3,450,000 founder shares, which are all Class B Ordinary Shares.
The registration statement for JATT’s IPO was declared effective on July 13, 2021. On July 16, 2021, JATT consummated the initial public offering, or IPO, of 12,000,000 units (the “JATT Units”). Each Unit consisted of one Class A Ordinary Share and one-half of one redeemable warrant (“Public Warrant”), each whole Warrant entitling the holder thereof to purchase one ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $120,000,000. As of July 16, 2021, a total of $121,200,000 ($10.10 per Unit) of the net proceeds from the IPO and a portion of the proceeds from the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”). Funds held in the Trust Account have been invested in U.S. government securities, within the meaning set forth in Section 2 (a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by us. Funds will remain in the Trust Account until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below, except that interest earned on the Trust Account can be released to pay our franchise and income tax obligations.
On July 19, 2021, in connection with the underwriters’ exercise of their over-allotment option in full, JATT consummated the sale of an additional 1,800,000 Units, and the sale of an additional 540,000 Private Placement Warrants each at $1.00 per warrant, generating total gross proceeds of $18,540,000. Following the closing, an additional $18,180,000 of the net proceeds ($10.10 per Unit) was placed in the Trust Account, resulting in $139,380,000 ($10.10 per Unit) held in the Trust Account for the benefit of the public shareholders and Raymond James with respect to the deferred portion of its fee.
Simultaneously with the closing of the IPO, JATT consummated a private placement (the “Private Placement”) in which the Sponsor purchased 5,370,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $5,370,000. Each Private Placement Warrant entitles the holder thereof to purchase one ordinary share for $11.50 per share, and is subject to transfer restrictions. Upon the closing of the underwriters’ over-allotment option in full on July 19, 2021, an additional 540,000 Private Placement Warrants were purchased by the Sponsor at a price of $1.00 per warrant for a total of $540,000. As a result, a total of 5,910,000 Private Placement Warrants were purchased by the Sponsor for aggregate consideration of $5,910,000 in connection with the closing of the IPO and the closing of the over-allotment option. The Private Placement Warrants may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders thereof until 30 days after the completion of our initial business combination. The holders of the Private Placement Warrants were granted certain demand and piggyback registration rights in connection with the Private Placement.
Raymond James acted as sole book-running manager for the IPO, and their underwriting fees consisted of $2,280,000 paid at the closing of the IPO and $4,010,000 in deferred underwriting fees to be paid at the closing of the business combination.
The Proposed Business Combination
As previously announced, on June 16, 2022, JATT entered into a Business Combination Agreement, as amended on September 20, 2022 and as further amended on November 14, 2022 (as it may be amended, supplemented or otherwise modified from time to time) (the “Business Combination Agreement” or “BCA”), by and among JATT, JATT Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of JATT (“Merger Sub”), JATT Merger Sub 2, a Cayman Islands exempted company and wholly owned subsidiary of JATT (“Merger Sub 2”), Zura Bio Holdings Ltd, a Cayman Islands exempted company (“Holdco”) (to become a party before Closing, as described below) and Zura Bio Limited, a limited company incorporated under the laws of England and Wales (“Zura”).
Pursuant to the Business Combination Agreement, (a) before the closing of the Business Combination (as defined below) (the “Closing” and the date on which the Closing actually occurs, the “Closing Date”), (a) Holdco will be established as a new holding company of Zura and will become a party to the Business Combination Agreement; and (b) on the Closing, in sequential order: (i) Merger Sub will merge with and into Holdco, with Holdco continuing as the surviving company and a wholly owned subsidiary of JATT (the “Merger”); (ii) immediately following the Merger, Holdco will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving company and a wholly owned subsidiary of JATT (the “Subsequent Merger”); and (iii) JATT will change its name to “Zura Bio Limited”.
The total consideration to be received by securityholders of Holdco at the Closing will be newly issued JATT Class A Ordinary Shares (or options to purchase such shares) with an aggregate value equal to $165 million (the “Merger Consideration”).
For more information about the Business Combination, see the Current Report on Form 8-K filed with the SEC on June 16, 2022 and the registration statement on Form S-4, as amended from time to time, initially filed with the SEC on August 22, 2022.
Without the Charter Extension, JATT believes that there is some risk that JATT might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, JATT would be precluded from completing the Business Combination and would be forced to liquidate even if JATT shareholders are otherwise in favor of consummating the Business Combination.
If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce JATT’s net asset value. JATT cannot predict the amount that will remain in the Trust Account following the redemptions if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, and the amount remaining in the Trust Account may be only a small fraction of the $140.3 million that was in the Trust Account as of the Record Date (including interest not previously released to JATT to pay its taxes). In addition, JATT will not proceed with the Extension if JATT will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions. JATT will also not proceed with the Extension Amendment if it completes the Business Combination on or before the Termination Date.
JATT believes that given JATT’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that JATT is in the best position possible to consummate the Business Combination and that it is in the best interests of JATT’s shareholders that JATT obtain the Extension Amendment if needed. JATT believes the Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for the extraordinary general meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extension Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any Ordinary Shares issuable upon exercise of the warrants, as the warrants are not exercisable within 60 days of the Record Date.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Ordinary Shares
JATT Ventures, L.P.(3)	3,350,000	19.0%
Someit Sidhu, MD(3)	3,350,000	19.0%
Magnetar Financial LLC(4)	1,184,336	8.58%
Hudson Bay Capital Management LP(5)	1,188,000	8.61%
Athanor Capital LP(6)	2,388,000	17.3%
Tauhid Ali, PhD,	30,000	*
Verender S. Badial	30,000	*
Javier Cote-Sierra, PhD	20,000	*
Arnout Ploos van Amstel	20,000	*
All executive officers and directors as a group (seven individuals)	3,450,000	20.0%

*
Less than 1%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o JATT Acquisition Corp, c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment.

(3)
Our sponsor, JATT Ventures, L.P. is the record holder of such shares. The general partner of the sponsor is JATT Ventures Ltd; Dr. Someit Sidhu, our chairman and CEO, is the limited partner of the sponsor and the director and shareholder of the sponsor’s general partner, and as such, has voting and investment discretion with respect to the ordinary shares held of record by our sponsor and may be deemed to have shared beneficial ownership of the ordinary shares held directly by our sponsor.

(4)
According to the Schedule 13G filed on January 21, 2022. The business address of Magnetar Financial LLC and the other reporting persons is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. Each of Magnetar Financial LLC and the Schedule 13G’s other reporting persons report shared voting and investment power.

(5)
According to the Schedule 13G filed on January 21, 2022. The business address of Hudson Bay Capital Management LP and the other reporting persons is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830. Each of Hudson Bay Capital Management LP and the Schedule 13G’s other reporting persons report shared voting and investment power.

(6)
According to the Schedule 13D filed on July 26, 2021. The business address of Athanor Capital LP and other reporting persons is 888 Seventh Avenue, 21st Floor, New York, NY 10019. The interests shown in the report consist of 1,666,300 Class A Ordinary Shares held by Athanor Master Fund, LP and 721,700 Class A Ordinary Shares held by Athanor International Master Fund, LP.

SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL GENERAL MEETING
If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial business combination. For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to shareholders at the Company’s 2022 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. The Company anticipates that the 2023 annual general meeting will be held no later than December 21, 2023. Assuming the 2023 annual general meeting is held on or before such date, such proposals must be received by the Company at its executive offices a reasonable time before the Company begins to print and send its proxy materials for the 2023 annual general meeting.
If the Extension is not approved the Sponsor determines not to fund any additional extension as permitted by the Charter and we do not consummate an initial business combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no 2023 annual general meeting.
HOUSEHOLDING INFORMATION
Unless JATT has received contrary instructions, JATT may send a single copy of this proxy statement to any household at which two or more shareholders reside if JATT believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce JATT’s expenses. However, if shareholders prefer to receive multiple sets of JATT’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of JATT’s disclosure documents, the shareholders should follow these instructions:
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at JATT Acquisition Corp, c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands , to inform us of his or her request; or
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment by contacting us at the following address or telephone number:
JATT Acquisition Corp
c/o Maples Corporate Services Limited,
PO Box 309, Ugland House,
Grand Cayman, KY1-1104, Cayman Islands
Attention; Chief Financial Officer
You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll-free at (844) 717-2302
Email at JATT@allianceadvisors.com
In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than January 5, 2023.
* * *
The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
December 6, 2022

Annex A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
JATT ACQUISITION CORP
JATT ACQUISITION CORP
(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a)
amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination by 18 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:”
and replacing it with the following:
“In the event that the Company does not consummate a Business Combination by April 17, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and
(b)
amending Article 49.8 by deleting the words:

“within 18 months from the consummation of the IPO”
and replacing them with the words:
“by April 17, 2023”.

A-1

PROXY CARD
JATT ACQUISITION CORP
PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be Held on January 12, 2023: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at https://www.cstproxy.com/JATTacquisition/2023. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/JATTacquisition/2023/proxy.

The undersigned hereby appoints Someit Sidhu or Verender S. Badial as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of JATT Acquisition Corp (the “Company”), to be held via teleconference as described in the Proxy Statement on January 12, 2023 at 10:00 a.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated December 6, 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:
1.
PROPOSAL 1.   THE EXTENSION AMENDMENT PROPOSAL — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION, BY WAY OF SPECIAL RESOLUTION, TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) FOR AN ADDITIONAL THREE MONTHS FROM JANUARY 16, 2023 TO APRIL 17, 2023:

For ☐           Against ☐           Abstain ☐
2.
PROPOSAL 2.   THE ADJOURNMENT PROPOSAL — APPROVAL TO DIRECT THE CHAIRMAN OF THE EXTRAORDINARY GENERAL MEETING TO ADJOURN THE EXTRAORDINARY GENERAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1.

For ☐           Against ☐           Abstain ☐
NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
Dated:	Signature of Shareholder
PLEASE PRINT NAME

Certificate Number(s)
Total Number of Shares Owned
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE COMPLETE THE FOLLOWING:
I plan to participate in the Extraordinary General Meeting by virtual attendance (Circle one): Yes No
Number of attendees:
PLEASE NOTE:
SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE EXTRAORDINARY GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.